SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  March 11, 1998




                               SEMCO Energy, Inc.
             (formerly Southeastern Michigan Gas Enterprises, Inc.) (Exact name of registrant as specified in its charter)



   Michigan                           0-8503                     38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200

Item 5.  Other Events.

     Accompanying (Exhibit 99) is a press release issued yesterday.

Item 7.(c)     Exhibits.
     99        Press Release.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                    (Registrant)


Dated:  March 11, 1998                  By: William L. Johnson
                                            President and C.E.O.

                                 EXHIBIT INDEX
                                   Form 8-K
                                March 11, 1998



                                                                 Filed
                                                          --------------------
Exhibit                                                                  By
  No.               Description                           Herewith    Reference
--------            -----------                           --------    ---------

99        Press Release dated March 10, 1998.                 x